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                            Ixion Biotechnology, Inc.

                            1994 Board Retainer Plan

                     as amended March 22, 1999June 27, 1997

            1. Purpose of Plan. The purpose of the Ixion Biotechnology, Inc. 1994 Board Retainer Plan (the "Plan") is to provide a means by which Ixion Biotechnology, Inc. (the "Company") may attract and retain Outside Directors, Members of the Scientific Advisory Board, and certain key employees, and key consultants by providing those personnel with an opportunity to participate in the growth, development and financial success of the Company which their efforts, initiative, and skill have helped produce.

            2. Definitions. Wherever the following capitalized terms are used in the Plan, they shall have the following respective meaning:

            2.1 "Award" means a grant of fully-paid and non-assessable shares of Common Stock under the Plan.

            2.2 "Board of Directors" means the board of directors of the Company.

            2.3 "Change in Control" shall be deemed to have occurred if:

                (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding securities which vote generally in the election of Directors (referred to herein as "Voting Securities"); or

                 (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new Directors whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                  (c) the stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of surviving entity) more then 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                   (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.

            2.4 "Committee" means the Audit and Benefits Committee of the Company.

            2.5 "Common Stock" means the Common Stock of the Company, par value $0.01 per share.

            2.6 "Company" means Ixion Biotechnology, Inc., a Delaware corporation.

            2.7 "Director" or "Outside Director" means a member of the Board of Directors who is not an officer or employee of the Company.

            2.8 "Disability" or "disabled" means, with respect to a Participant a physical or mental condition resulting from any medically determinable physical or mental impairment that renders such person incapable of engaging in any substantial gainful employment and that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than six consecutive months.

            2.9 "Exchange Act" means the Securities Exchange Action of 1934, as amended.

            2.10 "Fair Market Value" means the per share value of the Common Stock as of a given date, determined as follows:

                (a) If the Common Stock is listed or admitted for trading on any national securities exchange, the Fair Market Value of the Common Stock is the closing quotation for such stock on the day preceding such date, or, if shares were not traded on the day preceding such date, then on the next preceding trading day during which a sale occurred.

                 (b) If the Common Stock is not traded on any national securities exchange, but is quoted on the National Association of Securities Dealers, Inc. Automated Quotation System (Nasdaq System) or any similar system of automated dissemination of quotations of prices in common use, the Fair Market Value of the Common Stock is the last sales price (if the stock is then listed as a national market issue under the Nasdaq System) or the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day preceding such date as reported by Nasdaq System (or such similar quotation system).

                  (c) If neither clause (a) nor clause (b) of this Section 2.9 is applicable, the Fair Market Value of the Common Stock is the fair market value per share as of such valuation date, as determined by the Board of Directors in good faith and in accordance with uniform principles consistently applied. Such Fair Market Value shall be determined on a regular basis, not less than annually.

            2.11 "Member of the Scientific Advisory Board" means a member of the Company's Scientific Advisory Board.

            2.12 "Officer" means an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such rule may be amended from time to time.

            2.13 "Participant" means an Director, or Member of the Scientific Advisory Board, key employee, or key consultant to whom an award is granted under this Plan.

            2.14 "Plan" means the Ixion Biotechnology, Inc.1994 Board Retainer Plan, as it may be amended from time to time.

            2.15 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as such rule may be amended from time to time.

            2.16  "Secretary" means the Secretary of the Company.

            2.17 "Securities Act" means the Securities Act of 1933, as amended.

            2.18 "Termination of Relationship" means with respect to any Director, Member of the Scientific Advisory Board, or employee, or consultant, the time when such person ceases to be a Director, Member of the Scientific Advisory Board, or employee, or consultant of the Company for any reason, with or without cause, including without limitation, a termination by resignation, removal, death, disability, or failure to be nominated or reelected by the Company's stockholders. Nothing in this Plan shall confer upon any such person Director, Member of the Scientific Advisory Board, or employee, any right to continue his or her association with the Company or shall interfere with or restrict in any way the rights of the Company and its stockholders, which are hereby expressly reserved, to remove any such person at any time for any reason whatsoever, with or without cause.

            3.  Stock Subject to Plan.

            3.1 Stock Subject to Plan. The stock subject to an Award shall be shares of the Company's Common Stock. The aggregate number of such shares issued and outstanding Directors or Members of the Scientific Advisory Board pursuant to Awards shall not exceed 250,000.

            3.2 Changes in Company Capitalization. In the event that (i) the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another entity, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or (ii) the number of shares is increased or decreased by reason of a stock split, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion or exchange of any convertible or exchangeable securities of the Company shall not be deemed to have been "effected without receipt of consideration"), then the Committee shall make appropriate adjustments in the number and kind of shares available for Awards, including adjustments to the limitations in Section 3.1 on the maximum number and kind of shares which may be issued and outstanding pursuant to Awards.

            4.  Granting of Awards

            4.1 Eligibility. Any serving Outside Director or, Member of the Scientific Advisory Board, and any or newly-hired key employee or consultant, shall be eligible for Awards.

            4.2 Grants. Each person who is an Outside Director or Member of the Scientific Advisory Board of the Company at the date of the adoption of this Plan shall be granted an Award of 5,000 shares of Common Stock. Thereafter, immediately following the Annual Meeting of the Company, the Committee shall grant a further Award of 1,000 shares of Common Stock to each Participant (so long as he or she is an Outside Director or Member of the Scientific Advisory Board on each such date). Employees and consultants may be granted Awards in connection with employment or otherwise upon recommendation by the Committee and approval by the Board.

            4.3  Administration of the Plan.

              (a) The Plan shall be administered by the Committee. The Committee shall consist of at least two Outside Directors (if there are such) selected by the Board of Directors. Committee members may resign by delivering written notice to the Secretary. Vacancies on the Committee shall be filled by the Board of Directors.

              (b) Except as otherwise provided in the Plan and except as otherwise expressly stated to the contrary in the Company's Certificate of Incorporation, Bylaws, or elsewhere, the Committee shall have the sole discretionary authority (i) to impose such conditions and restrictions on Awards as it determines appropriate, (ii) to interpret the Plan, (iii) to prescribe, amend, and rescind rules and regulations relating to the Plan, (iv) to determine Fair Market Value in accordance with Section 2.9 (c), and (v) to take any other actions in connection with the Plan and to make all determinations under the Plan as it may deem necessary or advisable for the administration of the Plan. The determinations of the Committee on the matters referred to in this Section 4 shall be binding and conclusive on all persons.

               (c) A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

               (d) The Committee may delegate to one or more persons any of its powers, or designate one or more persons to do or perform those matters to be done or performed by the Committee, including administration of the Plan. Any person or persons delegated or designated by the Committee shall be subject to the same obligations and requirements imposed on the Committee and its members under the Plan.

               (e) Members of the Committee shall receive such compensation for their services as members as may be determined by the Board of Directors. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company, and its Officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All elections taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan. Members of the Committee and each person or persons designed or delegated by the Committee shall be entitled to indemnification by the Company for any action or any failure to act in connection with services performed by or on behalf of the Committee for the benefit of the Company to the fullest extent provided or permitted by the Company's Certificate of Incorporation, Bylaws, any insurance policy, or other agreement intended for the benefit of the Committee, or by any applicable law.

            5.  Terms of Grants

            5.1 Grant Agreement. Each Grant shall be evidenced by a written Grant Agreement, which shall be signed by the Participant and by an authorized Officer of the Company and which shall refer to such terms and conditions as the Committee shall determine, consistent with the Plan.

            5.2 Issuance of Shares. Participants shall be issued a certificate for fully-paid and nonassessable shares of Common Stock for the number of shares covered by the Award, which certificate may contain a legend referring to restrictions on vesting and transfer and such other terms and conditions as the Committee shall determine, consistent with the Plan.

            5.3 Forfeiture of Unvested Shares. Shares which have been awarded but not yet vested under this Section 5.3 shall be forfeited if the Participant ceases to be a Director, Member of the Scientific Advisory Board, or employee, or consultant of the Company for any reason, with or without cause, including without limitation, a termination by resignation, removal, death, disability, or failure to be nominated or reelected by the Company's stockholders, unless provided to the contrary in any Grant Agreement approved by the Committee between the Participant and the Company, which Agreement shall govern any further vesting of shares pursuant to Awards.

            5.4 Fair Market Value. The Company shall provide to each Participant who receives an Award information regarding the Fair Market Value of the Company's shares on the date such Award is granted. Such information shall be provided to permit the Participant to determine his or her federal income tax liability, if any, for such Award, or to permit the Participant to make the election contemplated by Section 78 of the Internal Revenue Code.

            5.5  Transfer Restrictions; Vesting.

               (a) Unless otherwise approved in writing by the Committee, no shares of Common Stock issued pursuant to an Award may be sold, assigned, pledged, encumbered, or otherwise transferred until (i) they have vested, and
(ii) either the Company has made an offering of its shares to the public pursuant to a registration statement under the Securities Act or there has been a Change of Control of the Company, except as may be provided in Section 5.5(c) or as may otherwise be provided for in an Grant Agreement which has been approved by the Committee. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares granted pursuant to an Award as it deems appropriate. Any such other restriction shall be set forth in the respective Grant Agreement and may be referred to on the certificates evidencing such shares.

                (b) Shares issued to members of the Board of Directors, or employees, or consultants pursuant to Awards shall vest 20% at the end of the first year of service after the date of the Award and 1/12 of 20% at the end of each month thereafter. Subject to the provisions of Sections 5.3, 5.5(c), and 5.5(d), Awards shall otherwise become vested at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Grant Agreement; provided, however, that by resolution adopted after an Award is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 5.3, 5.5(c), and 5.5(d), accelerate the time at which such Award or any portion thereof may be vested, or such rights may be set forth in an agreement between the Participant and the Company which has been approved by the Committee. Shares issued to members of the Scientific Advisory Board shall vest 25% at the end of each three months of service after the date of the award.

                 (c) No portion of an Award which is unvested at Termination of Relationship shall thereafter become vested; provided, however, that provision may be made that such Award shall become vested in the event of a Termination of Relationship as may be determined by the Committee, or such rights may be set forth in a Grant Agreement between the Participant and the Company which has been approved by the Committee.

                 (d) Subject to the provisions of Section 5.5(a), the Committee shall provide, in terms of each individual Grant Agreement when such Award becomes vested, and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Grant Agreements that unvested shares shall be forfeited immediately upon a Termination of Relationship; provided, however, that provision may be made that such shares shall become vested in the event of a Termination of Relationship because of the Participant's retirement, death, disability, or as may otherwise be determined by the Committee.

            5.6 No Right to Continued Relationship. Nothing in this Plan or in any Grant Agreement issued hereunder shall confer upon any Participant, any right to continue his or her association with the Company or shall interfere with or restrict in any way the rights of the Company and its stockholders, which are hereby expressly reserved, to remove any such person at any time for any reason whatsoever, with or without cause.

            6.  Additional Provisions.

            6.1 Nontransferability. No unvested shares issued pursuant to an Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment, or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce proceeding), and any attempted disposition thereof shall be null and void and of no effect.

            6.2 Securities Act. Upon issuance of Common Stock of the Company to the Participant, or his heirs, the recipient of that stock shall represent that the shares of stock are taken for investment and not resale and shall make such other representations as may be necessary to qualify the issuance of the shares as exempt from the Securities Act and applicable federal and state securities laws and regulations, and shall represent that he or she shall not dispose of those shares in violation of the Securities Act or of applicable federal and state securities laws and regulations. The Company reserves the right to place a legend on any stock certificate issued pursuant to the Plan to assure compliance with this Section and with the vesting and transferability requirements of
Section 5. No shares of Common Stock of the Company shall be required to be distributed until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act or any other then applicable federal or state securities law or regulation.

            6.3 Withholding of Tax. The Company shall have the right to deduct from any Award made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such Award. It shall be a condition to the obligation of the Company to deliver Common Stock upon an Award that the Participant pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any grant under this Plan may provide by its terms that the Participant may elect, in accordance with any applicable regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares of Common Stock, subject to the timing restrictions set forth in Section 6 hereof. The Participant shall authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares of Common Stock previously owned by such Participant or a portion of the shares that were or otherwise would be distributed to such Participant pursuant to such award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

            6.4 Termination and Amendment of Plan. The Committee may at any time suspend or terminate the Plan, or make such modifications of the Plan as it shall deem advisable, provided that the Plan not be changed to increase the cost of the Plan to the Company. Notwithstanding anything to the contrary contained herein, the Committee shall not amend or modify the Plan more than once every six (6) months or in any other manner inconsistent with the requirements of Rule 16b-3(c)(2)(ii) except to the extent required by changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or regulations and rules issued thereunder. No termination or amendment of the Plan may, without the consent of a Participant, adversely affect the rights of such Participant notwithstanding anything to the contrary herein. No Award may be granted during any period of suspension of the Plan nor after termination of the Plan, and in no event may any Award be granted under this Plan after August 30, 2004.

            6.5 Duties of the Company. The Company shall pay all original issue taxes with respect to the issuance or delivery of shares pursuant to an Award and all other fees and expenses necessarily incurred by the Company in connection therewith.

            6.6 Absence of a Committee. Should the Board of Directors fail to appoint the Committee or should there be no Committee for any other reason, then the Plan shall be administered by the Board of Directors. In the absence of a Committee, the Board of Directors (or that portion thereof comprised in accordance with this Section 6.6) shall have all the powers of the Committee as set forth herein in administration of the Plan.

            7.  General Provisions.

            7.1 No Rights. Neither the adoption and maintenance of the Plan, the granting of Awards pursuant to the Plan, nor issuance of shares pursuant to Awards shall be deemed to constitute a contract of employment between the Company and any Participant or to be a condition of the employment of any person. The Plan and any Awards granted under the Plan shall not confer upon any Participant any right with respect to a continued relationship with the Company, nor shall they interfere in any way with the right of the Company or its shareholders to terminate the relationship of any Participant with the Company at any time, and for any reason, with or without cause.

            7.2 Costs of Administration. The Company shall pay all costs and expenses of administering the Plan.

            7.3 Controlling Laws. The issuance of shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The provisions of this Plan shall be interpreted so as to comply with the conditions and requirements of the Securities Act, the Exchange Act, and rules and regulations issued thereunder, including without limitation Rule 16b-3, unless a contrary interpretation of any such provisions otherwise required by applicable law. Except to the extent preempted by Federal law, this Plan and all Stock Option Agreements entered into pursuant hereto shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, determined without regard to its conflict of laws rules.2